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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 5, 2001




                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                         1-5985                        38-0865770
(State or other                (Commission File                 (I.R.S. Employer
jurisdiction of                     Number)                      Identification
 organization)                                                       Number)


      43252 WOODWARD AVE., SUITE 240
        BLOOMFIELD HILLS, MICHIGAN                                   48302
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (248) 253-2400




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ITEM 5.           OTHER EVENTS.

                  By a letter dated October 5, 2001, Newcor, Inc. ("Newcor") notified U.S. Bank Trust National Association, trustee under the Indenture, dated as of March 4, 1998, relating to Newcor's Series A and Series B 9-7/8% Senior Subordinated Notes Due 2008, of a default. The default arose under
Section 6.01(a) of the Indenture because Newcor had failed to pay interest on the Notes for 30 days.

                  A copy of the Indenture was previously filed as Exhibit 4(a) to Newcor's Form 8-K dated March 13, 1998 and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.  See Exhibit Index on page 4 hereto.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2001

                                     NEWCOR, INC.



                                     By  /s/ James J. Connor
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                                         James J. Connor
                                         President and Chief Executive Officer

















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                                  EXHIBIT INDEX

Exhibit No.                        Description

4 Indenture, dated as of March 4, 1998, relating to Newcor's Series A and Series B 9-7/8% Senior Subordinated Notes Due 2008, between Newcor, Inc., certain subsidiary guarantors (defined therein) and U.S. Bank Trust National Association, successor to First Trust National Association, as trustee, is incorporated herein by reference to Exhibit 4(a) to Newcor, Inc.'s Form 8-K filed March 13, 1998.



























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